SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934

                    Date of Report (Date of earliest event reported):
                                 November 24, 1998


                            SEARS ROEBUCK ACCEPTANCE CORP.

                    (Exact name of registrant as specified in charter)



                       Delaware         1-4040            51-0080535
                      State or Other   (Commission       (IRS Employer
                    Jurisdiction of    File Number)      Identification No.)
                    Incorporation)



3711 Kennett Pike, Greenville, Delaware              19807
(Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code (302) 888-3112


Item 5. Other Events.

On November 19, 1998, Registrant executed a Pricing Agreement with Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Representatives of the several underwriters named therein, relating to $300,000,000 aggregate principal amount of Registrant's 6.50% Notes due December 1, 2028 pursuant to an Underwriting Agreement dated September 18, 1997 with Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated relating to debt securities.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.

   1(a) Pricing Agreement, dated November 19, 1998, among Registrant, Sears, Roebuck and Co., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

   1(b) Underwriting Agreement, dated September 19, 1997, among Registrant, Sears, Roebuck and Co. and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Incorporated herein by reference to Registrant's Current Report on Form 8-K dated September 18, 1997 (File No. 1-4040).

   4.  Form of 6.50% Note.

   5. Opinion of Nancy K. Bellis dated November 24, 1998, relating to the validity of $300,000,000 aggregate principal amount of 6.50% Notes due December 1, 2028.

   23. Consent of Nancy K. Bellis (included in Exhibit 5).

                             SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   SEARS ROEBUCK ACCEPTANCE CORP.




Date: December 10, 1998            By:/s/ George F. Slook
                                          George F. Slook
                                         Vice President, Finance and
                                         Assistant Secretary


                             EXHIBIT INDEX

Exhibit No.

   1(a)Pricing Agreement, dated November 19, 1998, among Registrant, Sears, Roebuck and Co., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

   1(b)Underwriting Agreement, dated September 19, 1997, among Registrant, Sears, Roebuck and Co. and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Incorporated herein by reference to
Registrant's Current Report on Form 8-K dated September 18, 1997 (File No. 1-4040).

   4.  Form of 6.50% Note.

   5. Opinion of Nancy K. Bellis dated November 24, 1998, relating to the validity of $300,000,000 aggregate principal amount of 6.50% Notes due December 1, 2028.

   23. Consent of Nancy K. Bellis (included in Exhibit 5).